Income Taxes (Notes)	12 Months Ended
Jan. 02, 2016
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

Income tax expense consisted of the following (in thousands):

	2015	2014	2013
Current:
Federal	$7,272	$29,484	$25,091
State	3,870	4,161	3,802
	11,142	33,645	28,893
Deferred:
Federal	13,567	747	1,953
State	202	(258)	84
	13,769	489	2,037
Income tax expense	$24,911	$34,134	$30,930

The following table provides a reconciliation between the statutory federal income tax rate and our effective income tax rate:

	2015	2014	2013
Statutory federal income tax	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	3.0	2.5	3.0
Non-taxable acquisition-related transactions	(2.6)	—	—
Manufacturing deduction	(1.7)	(3.3)	(3.2)
Changes in unrecognized tax benefits	0.3	0.3	0.3
Other	(1.0)	(1.1)	(1.1)
Effective income tax rate	33.0%	33.4%	34.0%

We file income tax returns with the U.S. federal government and various state jurisdictions. In the normal course of business, we are subject to examination by federal and state taxing authorities. We are no longer subject to federal income tax examinations for years prior to 2012 or state income tax examinations prior to 2011.
Deferred Income Taxes

The tax effects of temporary differences that give rise to deferred income taxes were as follows (in thousands):

	2015	2014
Deferred tax assets:
Current:
Warranty and returns liabilities	$8,985	$5,753
Compensation and benefits	2,323	1,545
Deferred rent and lease incentives	1,117	991
Other	3,653	709
Long-term:
Stock-based compensation	8,756	6,843
Deferred rent and lease incentives	5,860	5,527
Warranty liabilities	1,832	1,051
Net operating loss and capital loss carryforwards	7,290	649
Total gross deferred tax assets	39,816	23,068
Valuation allowance	(1,441)	(552)
Total deferred tax assets after valuation allowance	38,375	22,516
Deferred tax liabilities:
Long-term:
Property and equipment	26,330	9,873
Other	9,009	424
Total gross deferred tax liabilities	35,339	10,297
Net deferred tax assets	$3,036	$12,219

At January 2, 2016, we had net operating loss carryforwards for federal purposes of $16.9 million, which will expire between 2025 and 2034, and for state income tax purposes of $15.1 million, which will expire between 2023 and 2035.

We evaluate our deferred income taxes quarterly to determine if valuation allowances are required. As part of this evaluation, we assess whether valuation allowances should be established for any deferred tax assets that are not considered more likely than not to be realized, using all available evidence, both positive and negative. This assessment considers, among other matters, the nature, frequency, and severity of historical losses, forecasts of future profitability, taxable income in available carryback periods and tax planning strategies. In making such judgments, significant weight is given to evidence that can be objectively verified. We have provided a $1.4 million valuation allowance resulting primarily from our inability to utilize certain foreign net operating losses, and federal and state net operating losses associated with our recent acquisition of BAM Labs, Inc.

Unrecognized Tax Benefits

Reconciliations of the beginning and ending amounts of unrecognized tax benefits for 2015, 2014 and 2013 were as follows (in thousands):

	Federal and State Tax
	2015	2014	2013
Beginning balance	$742	$474	$213
Increases related to current-year tax positions	1,277	172	149
Increases related to prior-year tax positions	113	110	112
Decreases related to prior-year tax positions	—	—	—
Lapse of statute of limitations	(55)	(14)	—
Settlements with taxing authorities	—	—	—
Ending balance	$2,077	$742	$474

As of January 2, 2016 and January 3, 2015, we had $2.1 million and $0.7 million, respectively, of unrecognized tax benefits, which if recognized, would affect our effective tax rate. The amount of unrecognized tax benefits is not expected to change materially within the next 12 months.